UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2019 (December 13, 2019)
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Oaktree Capital Group, LLC
(Exact name of registrant as specified in its charter)
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Delaware	001-35500	26-0174894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
(Address of principal executive offices, including zip code)
(213) 830-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.625% Series A preferred units	OAK-A	New York Stock Exchange
6.550% Series B preferred units	OAK-B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On December 13, 2019, Oaktree Capital Management, L.P., Oaktree Capital II, L.P., Oaktree AIF Investments, L.P., and Oaktree Capital I, L.P. (collectively, the “Borrowers”) entered into the Fifth Amendment to Credit Agreement (the “Fifth Amendment”), which amends the Credit Agreement, dated as of March 31, 2014 (as amended through and including the Fifth Amendment, the “Credit Agreement”), by and among the Borrowers, Wells Fargo Bank, National Association (“Wells Fargo”) and the other lenders party thereto. Wells Fargo acts as administrative agent, lender, letter of credit issuer and swing line lender thereunder. All of the Borrowers are owned directly or indirectly by Oaktree Capital Group Holdings, L.P. and Brookfield Asset Management Inc. (“Brookfield”). Brookfield holds all of the Class A common units of Oaktree Capital Group, LLC (the “Company”), which represent all of the common economic interests in the Company.

The Fifth Amendment extends the maturity date of the Credit Agreement from March 29, 2023 to December 13, 2024; provided that the Borrowers have the option to extend the new maturity date by one year up to two times (or by two years if not previously extended) if the lenders holding at least 50% of the aggregate amount of the revolving loan commitment thereunder on the date of the Borrowers’ extension request consent to such extension. In addition, the Fifth Amendment increases the revolving loan commitment from $500,000,000 to $650,000,000 and provides for the refinancing of all term loans outstanding under the Credit Agreement immediately prior to the effectiveness of the Fifth Amendment (in an aggregate principal amount of $150,000,000) with revolving loans; favorably updates the interest rate margins and commitment fee; increases the Assets under Management covenant threshold from $60,000,000,000 to $65,000,000,000; and makes certain other amendments to the provisions of the Credit Agreement.

Certain of the lenders under the Credit Agreement, or their affiliates, have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, commercial banking, and other services in the ordinary course of business for the Company and its subsidiaries, for which they have received, and may in the future receive, customary compensation and, in some cases, customary indemnification and/or reimbursement of expenses.

The foregoing description is a summary and is qualified in its entirety by reference to the complete text of the Fifth Amendment filed as Exhibit 10.1 hereto and incorporated herein by reference, as well as the complete text of the Credit Agreement. A copy of the Credit Agreement was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on April 4, 2014. A copy of the First Amendment to Credit Agreement, dated as of November 3, 2014, was filed as Exhibit 10.1 to a Quarterly Report on Form 10-Q filed with the SEC on November 7, 2014. A copy of the Second Amendment to Credit Agreement, dated as of March 31, 2016, was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on April 6, 2016. A copy of the Third Amendment to Credit Agreement, dated as of November 14, 2017, was filed as Exhibit 10.9.3 to an Annual Report on Form 10-K filed with the SEC on February 23, 2018. A copy of the Fourth Amendment to Credit Agreement, dated as of March 29, 2018, was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on April 4, 2018.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1
Fifth Amendment to Credit Agreement, dated as of December 13, 2019, by and among Oaktree Capital Management, L.P., Oaktree Capital II, L.P., Oaktree AIF Investments, L.P., Oaktree Capital I, L.P., the Lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent for the Lenders.

Forward-Looking Statements and Information
This Current Report contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), which reflect the current views of the Company, with respect to, among other things, its future results of operations and financial performance. In some cases, you can identify forward-looking statements by words such as “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “seek,” “should,” “will” and “would” or the negative version of these words or other comparable or similar words. These statements identify prospective information. Important factors could cause actual results to differ, possibly materially, from those indicated in these statements. Forward-looking statements are based on the Company’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company. Such forward-looking statements are subject to risks and uncertainties and assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity.
In addition to factors previously disclosed in the Company’s reports filed with securities regulators in the United States, the following factors, among others, could cause actual results to differ materially from forward-looking statements and information or historical performance: the outcome of any legal proceedings that may be instituted against the Company or its unitholders or directors in connection with the merger between an affiliate of Brookfield and the Company that closed on September 30, 2019; business disruptions resulting from the completion of the merger that will harm the Company’s business, including current plans and operations; potential adverse reactions or changes to business relationships resulting from the completion of the merger; certain legal or regulatory restrictions resulting from the completion of the merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the ability of the Company to retain and hire key personnel; the continued availability of capital and financing following the merger; the business, economic and political conditions in the markets in which the Company operates; changes in the Company’s anticipated revenue and income, which are inherently volatile; changes in the value of the Company’s investments; the pace of the Company’s raising of new funds; changes in assets under management; the timing and receipt of, and impact of taxes on, carried interest; distributions from and liquidation of the Company’s existing funds; the amount and timing of distributions on the Company’s preferred units; changes in the Company’s operating or other expenses; the degree to which the Company encounters competition; and general political, economic and market conditions.
Forward-looking statements speak only as of the date the statements are made. Except as required by law, the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2019	OAKTREE CAPITAL GROUP, LLC

	By:	/s/ Todd E. Molz
Name: Todd E. Molz
Title: General Counsel, Chief Administrative Officer and Secretary

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